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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                 August 13, 1999
               (Date of Report - Date of earliest event reported)



                        REPUBLIC ENGINEERED STEELS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-25900



           DELAWARE                                       52-1635079
----------------------------------            ----------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)



        3770 EMBASSY PARKWAY
          AKRON, OHIO 44333                            (330) 670-3000
------------------------------------          ---------------------------------
(Address of principal executive offices)       (Registrant's telephone number)


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Item 5.  OTHER EVENTS


On August 13, 1999, the transaction was completed that combined Republic Engineered Steels, Inc. (the "Company"), Bar Technologies Inc. and the steelmaking and bar producing assets of USS/Kobe Steel Company ("USS/Kobe"). The combination was completed through a series of mergers, asset transfers and related steps as set forth in the Master Restructuring Agreement among the Company, Bar Technologies Inc. and USS/Kobe and various of their affiliates. The newly formed operating company was named Republic Technologies International, L.L.C.



EXHIBIT INDEX

(99) Press release dated August 13, 1999 referencing the transaction that combined the Company, Bar Technologies Inc. and USS/Kobe Steel Company.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REPUBLIC ENGINEERED STEELS, INC.



Date:  August 16, 1999                 BY:  /s/ Thomas N. Tyrrell
                                       --------------------------
                                       Thomas N. Tyrrell
                                       Chief Executive Officer




Date:  August 16, 1999                 BY:  /s/ Brenda K. Brown
                                       ------------------------
                                       Brenda K. Brown
                                       Vice President of Finance and Controller